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                                                                  EXHIBIT 23.1.4


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 31, 1998, with respect to the financial statements of SiGMA Consulting, LLC, included in Amendment No. 7 to the Registration Statement No. 333-63789 (Form S-1) and related Prospectus of Nextera Enterprises, Inc., for the registration of 11,500,000 shares of its Class A common stock.


                                        /s/ Ernst & Young LLP

Boston, Massachusetts
May 14, 1999